Grant of RADSUs and PDMR Dealings

LONDON and RALEIGH, N.C., August 26, 2020 – Verona Pharma plc (AIM:VRP) (Nasdaq:VRNA) (“Verona Pharma” or the “Company”), a clinical-stage biopharmaceutical company focused on respiratory diseases, announces that, on August 20, 2020 it granted 6,794,521 Restricted American Depositary Share Units (“RADSUs”), representing 54,356,168 ordinary shares of 5 pence each (“Ordinary Shares”), to directors and employees of Verona Pharma under and in accordance with Verona Pharma’s 2017 Incentive Award Plan (the “Incentive Plan”). In aggregate these RADSU awards are over shares representing 13.11% of the total voting rights in the Company’s current issued share capital (the “TVR”). Details of the Incentive Plan are contained in the Company’s 2019 Annual Report and 20-F SEC filing, both of which are available on the “Investors” section of the Company’s website (https://www.veronapharma.com/investors/news-sec-filings). Additional authority to issue new shares arising from the exercise of options or RADSUs was granted by shareholders at the Company’s most recent annual general meeting held on April 16, 2020.
Each RADSU represents an unfunded, unsecured right to receive, on the applicable settlement date, one American Depositary Share (“ADS”), or an amount in cash or other consideration.
Grants to PDMRs
Of the RADSUs granted, the following grants were made to persons discharging managerial responsibilities (“PDMRs”):
•14,500 RADSUs, representing 116,000 Ordinary Shares or 0.03% of the TVR, were granted to each non-executive director of the Company. The RADSUs granted to the non-executive directors will vest 50% at November 1, 2020, 25% at February 1, 2021 and the remaining 25% at May 1, 2021.
•1,785,203 RADSUs, representing 14,281,624 Ordinary Shares, were granted to Dr David Zaccardelli, CEO, and 1,916,861 RADSUs, representing 15,334,888 Ordinary Shares, were granted to Mr Mark Hahn, CFO, pursuant to their employment agreements, as detailed in the Company’s 2019 20-F SEC filing. Following the grants, Dr Zaccardelli will hold 2,356,386 RADSUs, representing 18,851,088 Ordinary Shares or 4.55% of the TVR, and Mr Hahn will hold 2,334,111 RADSUs, representing 18,672,888 Ordinary Shares, or 4.50% of the TVR. The newly granted RADSUs will vest as to 25% on February 1, 2021, being the first anniversary of commencement of Dr Zaccardelli’s and Mr Hahn’s employment, and the balance over the remaining three years in twelve equal instalments upon completion of each successive three-month period of continued employment by the relevant executive.
•383,395 RADSUs, representing 3,067,160 Ordinary Shares or 0.74% of the TVR, were granted to Dr Kathleen Rickard, CMO, and 340,000 RADSUs, representing 2,720,000 Ordinary Shares or 0.66% of the TVR, were granted to Claire Poll, General Counsel. These RADSUs will vest as to 25% on August 1, 2021, and the balance over the remaining three years in twelve equal instalments upon completion of each successive three-month period of continued employment by the relevant executive.

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The notification of dealing form in respect of RADSU awards for each PDMR can be found below.

Grants to employees

Additional RADSU grants were made to certain employees over a total of 2,253,062 ADSs, representing 18,024,496 Ordinary Shares, or 4.35% of the TVR. The vesting of these RADSUs is on the same basis as for the RADSUs granted to Dr Rickard and Mrs Poll described above.

For further information, please contact:

Verona Pharma plc	Tel: +44 (0)20 3283 4200
David Zaccardelli, Chief Executive Officer	info@veronapharma.com
Victoria Stewart, Director of Communications

N+1 Singer (Nominated Adviser and UK Broker)	Tel: +44 (0)20 7496 3000
Aubrey Powell / George Tzimas / Iqra Amin

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr David Ebsworth
2	Reason for the notification
a)	Position/status	Non-Executive Chairman
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr David Zaccardelli
2	Reason for the notification
a)	Position/status	Chief Executive Officer
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 1,785,203 RADSUs (representing 14,281,624 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr Ken Cunningham
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr Martin Edwards
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Mr Rishi Gupta
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr Mahendra Shah
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr Andrew Sinclair
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Mr Vikas Sinha
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Dr Anders Ullman
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 14,500 RADSUs (representing 116,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Mark Hahn
2	Reason for the notification
a)	Position/status	Chief Financial Officer
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs, each of which represents an unfunded, unsecured right to receive, on the applicable settlement date, one ADS or an amount in cash or other consideration.
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 1,916,861 RADSUs (representing 15,334,888 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Claire Poll
2	Reason for the notification
a)	Position/status	General Counsel
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs, each of which represents an unfunded, unsecured right to receive, on the applicable settlement date, one ADS or an amount in cash or other consideration.
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 340,000 RADSUs (representing 2,720,000 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Kathleen Rickard
2	Reason for the notification
a)	Position/status	Chief Medical Officer
b)	Initial notification /Amendment	Initial Notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	Verona Pharma plc
b)	Legal Entity Identifier	213800EVI6O6J3TIAL06
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Restricted American Depositary Share Units (RADSUs) over American Depositary Shares (“ADSs”), each ADS representing 8 Ordinary Shares.
	Identification code	ADS ISIN Code: US9250501064
b)	Nature of the transaction	Grant of RADSUs, each of which represents an unfunded, unsecured right to receive, on the applicable settlement date, one ADS or an amount in cash or other consideration.
c)	Price(s) and volume(s)	Price(s) No consideration paid	Volume(s) 383,395 RADSUs (representing 3,067,160 Ordinary Shares)
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	20 August 2020
f)	Place of the transaction	Outside a trading venue

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